Exhibit 99.1

BERKSHIRE HILLS BANCORP, INC. ANNOUNCES PRICING OF SUBORDINATED NOTES OFFERING

BOSTON, June 28, 2022 -- Berkshire Hills Bancorp, Inc. (NYSE: BHLB) (“Berkshire” or the “Company”) announced today the pricing of its offering of $100.0 million of its 5.50% fixed-to-floating rate subordinated notes due 2032 (the “Notes”). The Notes will initially bear interest at 5.50% per annum, with interest payable semiannually in arrears, commencing on the issue date, to, but excluding, July 1, 2027. Commencing July 1, 2027, the interest rate on the Notes will reset quarterly to a floating rate per annum equal to a benchmark rate that is expected to be the Three-Month Term SOFR (which is defined in the Notes) plus 249 basis points, with interest payable quarterly in arrears. The Company may redeem the Notes, in whole or in part, on and after July 1, 2027, at a price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest. The Notes will mature on July 1, 2032 if they are not earlier redeemed.

The Company expects to close the transaction, subject to customary conditions, on or about June 30, 2022. The Company intends to use an amount equal to the net proceeds of this offering to finance or refinance new or existing assets consistent with its Sustainable Financing Framework, as may be modified from time to time. Pending allocation to such assets, the net proceeds may be used for general corporate purposes, including supporting strategic and organic growth and the repayment of other outstanding indebtedness that has no association with carbon-intensive activities.

Keefe, Bruyette & Woods, A Stifel Company, and PNC FIG Advisory, part of PNC Capital Markets LLC, are acting as joint book-running managers for the offering.

This press release is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offer to sell or solicitation of an offer to purchase securities of the Company will be made only pursuant to a prospectus supplement and prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company has filed a registration statement (including a prospectus) (File No. 333-237301) and a preliminary prospectus supplement with the SEC for the offering to which this press release relates. Before making an investment decision, you should read the prospectus and preliminary prospectus supplement and other documents that the Company has filed with the SEC for additional information about the Company and the offering.

You may obtain these documents for free by visiting the SEC's website at www.sec.gov. Alternatively, you may request copies of the prospectus and preliminary prospectus supplement by contacting Keefe, Bruyette & Woods, A Stifel Company, at 1-800-966-1559 or USCapitalMarkets@kbw.com or PNC Capital Markets LLC at 1-855-881-0697 or PNCFIGAdvisoryCapitalMarkets@pnc.com.

About Berkshire Hills Bancorp

Berkshire Hills Bancorp is the parent of Berkshire Bank. Berkshire Bank’s goal is to be a high-performing, leading socially responsible community bank in New England, Upstate New York and beyond. Berkshire Bank provides business and consumer banking, mortgage, wealth management, and investment services.

Headquartered in Boston, Berkshire has approximately $12.1 billion in assets and operates 105 branch offices in New England and New York, and is a member of the Bloomberg Gender-Equality Index.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “could,” “would,” “outlook,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and variations of such similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements include, but are not limited to, possible or assumed estimates with respect to the financial condition of the Company, our expected or anticipated revenue, and our results of operations and our business, including earnings growth; revenue growth in retail banking, lending and other areas; loan origination volumes; current and future capital management programs; non-interest income levels; tangible capital generation; market share; expense levels; stock repurchases; and other business operations and strategies, as well as statements regarding the impact of the ongoing COVID-19 pandemic, and any current or future variants thereof; inflation and interest rates; economic activity; geopolitical conflicts; and market conditions.

All forward-looking statements are subject to risks, uncertainties and other factors, many of which are beyond our control, that may cause the actual results, performance or achievements of the Company to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others: there may be increases in competitive pressure among financial institutions or from non-financial institutions; the net interest margin is subject to material short-term fluctuation based upon market rates; changes in deposit flows, loan demand or real estate values may affect the business of Berkshire Bank; changes in accounting principles, policies or guidelines may cause the Company’s financial condition to be perceived differently; changes in corporate and/or individual income tax laws may adversely affect the Company’s business or financial condition or results of operations; general economic conditions, either nationally or locally in some or all areas in which the Company conducts business, or conditions in the securities markets or the banking industry, may be different than the Company currently anticipates; legislative, regulatory or policy changes may adversely affect the Company’s business or results of operations; technological changes may be more difficult or expensive than the Company anticipates; success or consummation of new business initiatives or the integration of any acquired entities may be more difficult or expensive than the Company anticipates; and litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay the occurrence or non-occurrence of events longer than the Company anticipates.

Further, the ongoing COVID-19 pandemic (including any current or future variants of the COVID-19 virus) and the related local and national economic disruption may continue to result in a decline in demand for our products and services; increased levels of loan delinquencies, problem assets and foreclosures; an increase in our allowance for loan losses; a decline in the value of loan collateral, including real estate; a greater decline in the yield on our interest-earning assets than the decline in the cost of our interest-bearing liabilities; and increased cybersecurity risks, as employees continue to work remotely. Additionally, financial markets or Company operations may be adversely affected by the current or anticipated impact of military conflict, including the conflict between Russia and Ukraine, terrorism or other geopolitical events.

These and other factors that may affect forward-looking statements are more fully described under “Forward-Looking Statements” in Item 1 and “Risk Factors” in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 1, 2022, and other factors discussed in our subsequent filings with the SEC.

All forward-looking statements attributable to the Company are expressly qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date on which such statements are made. There is no assurance that future results, levels of activity, performance or goals will be achieved. Except as required by law, we disclaim any obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, you should not place undue reliance on the forward-looking statements contained in this press release.

CONTACTS

Investor Relations Contacts:
Kevin Conn, SVP, Investor Relations & Corporate Development
Email: KAConn@berkshirebank.com
Tel: (617) 641-9206

David Gonci, Capital Markets Director
Email: dgonci@berkshirebank.com
Tel: (413) 281-1973

Media Contact:
Gary Levante, SVP, Corporate Responsibility & Communications
Email: glevante@berkshirebank.com
Tel: (413) 447-1737